UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2014 (November 10, 2014)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
(Address of principal executive offices, including zip code)

(239) 552-5800
(239) 552-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On June 6, 2014, each of Hertz Global Holdings, Inc. (“HGH”) and The Hertz Corporation (“THC” and, together with HGH, “Hertz” or the “Company”) filed a Current Report on Form 8-K announcing the conclusion of the Audit Committee of the Board of Directors (the “Audit Committee”) that the financial statements for 2011 should be restated and that the 2012 and 2013 financial statements needed to be revised.  Because of the errors identified, the Audit Committee also directed the Company to conduct a thorough review of the financial records for fiscal years 2011, 2012 and 2013.  The Company disclosed that the results of this review might require further adjustments to the 2012 and 2013 financial statements and, if material individually or in the aggregate, this could result in the restatement and withdrawal of reliance on those financial statements.  Management, in consultation with the Audit Committee, also determined that at least one material weakness existed in Hertz’s internal control over financial reporting and that disclosure controls and procedures were ineffective at December 31, 2013.  Hertz intends to amend its Management’s Report on Internal Control Over Financial Reporting and Disclosure Controls and Procedures and expects to receive an adverse opinion on the internal control over financial reporting as of December 31, 2013 from PricewaterhouseCoopers LLP.

In light of the above, in June 2014 the Audit Committee also commenced an investigation of certain accounting errors that had been identified. The investigation is being conducted under the direction of the Audit Committee and under the direction and with the participation of its independent counsel and has been looking into the tone at the top influence and the involvement and oversight that members of the Hertz organization may have had on those potential errors. The review of the initial matters identified for investigation by the Audit Committee and management is substantially complete although follow up investigative work on related matters is ongoing.

The most material errors identified to date relate primarily to the capitalization and timing of depreciation for certain non-fleet assets, allowances for doubtful accounts in Brazil, allowances for uncollectible amounts with respect to renter obligations for damaged vehicles, restoration obligations at the end of facility leases and certain other items.  The review and investigation of the financial records is ongoing.  The following information summarizes the impact of errors identified to date by management, on an unaudited basis, which may change as we finalize the review and investigation.

(In millions)	Year Ended December 31,
	(unaudited)
	2011	2012	2013
As originally filed
GAAP pre-tax income	$324	$451	$663
GAAP net income attributable to Hertz	$176	$243	$346

Errors previously disclosed and included in the originally filed 10-K*
GAAP pre-tax income	$(19)	$(9)	N/A
GAAP net income attributable to Hertz	$(12)	$(5)	N/A

Additional errors identified to date by management
GAAP pre-tax income	$(30)	$(50)	$(30)
GAAP net income attributable to Hertz	$(20)	$(30)	$(20)

Cumulative errors ( Errors previously revised in 10-K plus additional errors identified to date by management)
GAAP pre-tax income	$(49)	$(59)	$(30)
GAAP net income attributable to Hertz	$(32)	$(35)	$(20)

Cumulative errors as a % of :
GAAP pre-tax income	(15)%	(13)%	(5)%

GAAP net income attributable to Hertz	(18)%	(14)%	(6)%

*Amounts recorded as a revision in the 2013 Form 10-K. In addition, $7M and $4M in errors reducing pre-tax income and net income, respectively, related to periods prior to 2011 were recorded in the 2013 Form 10-K as a revision.

Certain of the adjustments identified to date will also effect years prior to 2011.

Although the review and investigation are ongoing, the Audit Committee, in consultation with management, has concluded that the additional proposed adjustments arising out of the review are material to the Company’s 2012 and 2013 financial statements.  Therefore, in addition to the 2011 financial statements, the 2012 and 2013 annual and quarterly financial statements must be restated and should no longer be relied upon.  The Audit Committee has discussed this matter with PricewaterhouseCoopers LLP, the independent registered public accounting firm for Hertz.

In addition to the 2011 financial statements, as previously disclosed, the further requirement to restate the 2012 and 2013 financial statements will further lengthen the period for completion of the applicable accounting and audit activities.  Hertz does not currently expect to complete the process and file updated financial statements before mid-2015, and there can be no assurance that the process will be completed at that time, or that no additional adjustments will be identified.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

Pursuant to authority delegated by the Board of Directors on September 7, 2014, on November 10, 2014, HGH entered into a letter agreement with Brian MacDonald, interim Chief Executive Officer of the Company, pursuant to which the Company agreed to provide Mr. MacDonald with additional compensation during his tenure as interim Chief Executive Officer, in recognition of his additional duties and responsibilities in such position.  The letter agreement provides that, to the extent not expressly incorporated into the letter agreement, the provisions contained in Mr. MacDonald’s employment agreement with HGH regarding his duties as Chief Executive Officer of Hertz Equipment Rental Corporation, (“HERC”) will be tolled and that Mr. MacDonald will serve as interim Chief Executive Officer until Mr. MacDonald is replaced by a new Chief Executive Officer of the Company or Mr. MacDonald’s employment is otherwise terminated.  Mr. MacDonald will be reappointed as Chief Executive Officer of HERC upon a new Chief Executive Officer being hired by the Company.

The letter agreement provides that, while serving as interim Chief Executive Officer, Mr. MacDonald shall be entitled to (i) an annual base salary of $1,100,000 and a special cash incentive, paid on an annualized basis, of $500,000; (ii) a target annual incentive bonus of 130% of his annual base salary, with the actual annual bonus amount to be determined by the Company’s Compensation Committee, provided that the amount paid for 2014 will be no less than the target annual bonus pursuant to Mr. MacDonald’s’ existing employment agreement; (iii) an annual equity opportunity at the time that grants of equity-based awards are made under the HGH 2008 Omnibus Plan; (iv) a special grant of 23,000 restricted stock units within 5 days after the Company has filed all required reports under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, subject to both performance and service vesting conditions; and (v) employee benefit, welfare and other plans, policies and programs generally applicable to similarly situated senior executives of HGH.  Under the letter agreement, HGH also agreed that (x) the performance stock unit award to be granted pursuant to Mr. MacDonald’s existing employment agreement at the same time as the 23,000 restricted stock units will cover 114,000 shares of HGH common stock (previously, this number of shares would not have been fixed until the date of grant); and (y) if Mr. MacDonald’s employment terminates in a circumstance giving rise to severance benefits under his existing employment agreement (while interim Chief Executive Officer of HGH or HERC), he will become vested in any unvested portion of the stock units described above (or if such awards have not yet been granted, a cash payment in respect of such awards).

The letter agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01 OTHER INFORMATION.

Consents and Waivers

On November 4, 2014, Hertz filed a Current Report on Form 8-K announcing the refinancing and amendment of a number of its and its subsidiaries’ revolving credit facilities and financing arrangements, including the Senior ABL Facility, HVF II U.S. Fleet Variable Funding Notes, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization and U.K. Leveraged Financing.  In connection with those refinancings and amendments, Hertz and/or certain of its subsidiaries obtained waivers, or extensions of waivers, under such facilities and the U.S. Fleet Financing Facility with respect to various potential and/or actual defaults and amortization events under such facilities arising out of the failure of Hertz to file certain periodic reports and certain of Hertz’s subsidiaries to file statutory financial statements within certain specified time periods.  The waivers are effective through June 30, 2015.  For further information on the refinancings and amendments, see Hertz’s Form 8-K filed on November 4, 2014.  For further information on the definitions and terms of Hertz’s debt see Note 5 – Debt of the Notes to Hertz’s audited annual consolidated financial statements included under the caption “Item 8 – Financial Statements and Supplementary Data” in Hertz’s Form 10-K/A filed on March 20, 2014.

Hertz’s special purpose subsidiaries Hertz Vehicle Financing LLC (“HVF”) and Rental Car Finance Corp. (“RCFC”) had previously obtained similar waivers from the requisite holders of medium term asset backed notes issued by HVF and RCFC, effective through December 31, 2014.  Hertz intends to seek waiver extensions from the noteholders with respect to their respective medium term asset backed notes.

Hertz also expects to seek waivers from the lenders under the Credit Agreement, dated as of March 11, 2011 (as amended from time to time, the “Senior Term Facility”), with respect to Hertz’s senior secured term loans with respect to defaults under the Senior Term Facility arising out of Hertz’s failure to timely file its periodic reports and as a result of or in connection with the restatement of its 2011, 2012 and 2013 financial statements.

SEC Matters

In June 2014 the Company was advised by the staff of the New York Regional Office of the SEC that it is investigating the events disclosed in certain of the Company’s filings with the SEC. The Company has and intends to continue to cooperate with the SEC in its investigation.

ITEM 7.01  REGULATION FD DISCLOSURE.

Equipment Rental Business

Hertz remains committed to the separation of its equipment rental business and is continuing to advance those plans, although the timing of the actual separation will be delayed and will not occur until after the Company has completed its accounting review and filed the necessary updated financial statements with the SEC.  The Company intends to then file a Form 10 with the SEC which will need to be reviewed and declared effective by the SEC before the separation can occur.

Vehicle Purchase Agreements

THC is currently a party to a letter agreement with Chrysler Group LLC (“Chrysler”), dated as of December 20, 2013 (as amended, the “Chrysler Agreement”), pursuant to which THC purchases model year 2014 and 2015 vehicles from Chrysler.  The Chrysler Agreement sets forth the terms and conditions upon which THC purchases vehicles from Chrysler and the terms of Chrysler’s 2014/2015 Guaranteed Depreciation Program, which guarantees the rate of depreciation of certain vehicles purchased by THC under the Chrysler Agreement.

Since THC’s entry into the Chrysler Agreement, THC’s board of directors and management have begun a comprehensive modification to Hertz’s U.S. fleet strategy in order to establish a more competitive product position, improve the customer experience, provide greater flexibility for demand fluctuations and protect against a contracting used-car sales cycle.  As a result of the new strategy, Hertz will purchase roughly 350,000 model year 2015 vehicles in the U.S., approximately 60% more than in model year 2014 vehicles.  Approximately 25% of the model year 2015 fleet buy is being delivered in the fourth quarter of 2014.  Approximately 70% of the U.S. operating fleet is expected to be risk vehicles in calendar year 2015 versus approximately 85% in 2014.  Due to the comprehensive nature of the modification of Hertz’s U.S. fleet strategy, Hertz has determined that the Chrysler Agreement should be filed with the SEC. The Chrysler Agreement, together with the amendments thereto, is attached hereto as Exhibits 10.2 through 10.4 and is incorporated herein by reference.

Other than the exhibits set forth in Item 9.01, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

10.1	Letter Agreement, dated as of November 10, 2014, between Hertz Global Holdings, Inc. and Brian MacDonald.

10.2

Letter Agreement, dated as of December 20, 2013 between Chrysler Group LLC and The Hertz Corporation (such Exhibit omits certain information that has been filed separately with the Securities and Exchange Commission and submitted pursuant to an application for confidential treatment).

10.3

Amendment No. 1, dated as of April 21, 2014, to the Letter Agreement, dated as of December 31, 2013 between Chrysler Group LLC and The Hertz Corporation (such Exhibit omits certain information that has been filed separately with the Securities and Exchange Commission and submitted pursuant to an application for confidential treatment).

10.4

Amendment No. 2, dated as of August 8, 2014, to the Letter Agreement, dated as of December 31, 2013 between Chrysler Group LLC and The Hertz Corporation (such Exhibit omits certain information that has been filed separately with the Securities and Exchange Commission and submitted pursuant to an application for confidential treatment).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “preliminary,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Some important factors that could affect the Company’s actual results include, among others, the thorough review of the Company’s internal financial records that is being conducted, additional time that may be required to complete the review, the ability of the Company to remediate any material weakness in its internal control over financial reporting, the Company’s ability to obtain the waivers described in this report and the final terms and conditions of those waivers, the ability of the Company’s lenders to exercise any other remedies under the Company’s indebtedness, the final results of the SEC’s inquiry or any other governmental inquiries or investigations and those that may be disclosed from time to time in subsequent reports filed with the SEC and those described under “Risk Factors” set forth in Item 1A of the annual report on Form 10-K for the year ended December 31, 2013 of the Company, as amended.  You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: November 14, 2014